United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811- 23351

THE AMERICAN BEACON APOLLO TOTAL RETURN FUND

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2021

Date of reporting period: September 30, 2020

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2020 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONSA - 45.43%
Basic Materials - 1.24%
Chemicals - 1.24%
Diamond B.V., 6.000%, Due 9/6/2024, 2020 USD Incremental Term Loan, (3-mo. LIBOR + 5.000%)	$250,000	$249,375

Communications - 9.79%
Advertising - 1.21%
Advantage Sales & Marketing, Inc., 4.250%, Due 7/23/2021, 2014 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	248,677	244,126

Internet - 0.84%
ION Trading Technologies SARL, 5.000%, Due 11/21/2024, USD Incremental Term Loan B, (6-mo. LIBOR + 4.000%)	172,712	169,186

Media - 1.42%
Univision Communications, Inc., 3.750%, Due 3/15/2024, Term Loan C5, (3-mo. LIBOR + 2.750%)	42,082	40,421
Virgin Media Bristol LLC, Due 1/31/2029, 2020 USD Term Loan QB	250,000	245,508

		285,929

Telecommunications - 6.32%
Consolidated Communications, Inc., Due 10/17/2027, 2020 Term Loan BB	250,000	247,110
Intelsat Jackson Holdings S.A.,
Due 7/13/2022, 2020 DIP Term Loan, (3-mo. LIBOR + 5.500%)B C	125,267	127,250
8.000%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. PRIME + 4.750%)	164,979	165,551
8.625%, Due 1/2/2024, 2017 Term Loan B5D	250,000	252,187
Iridium Satellite LLC, 4.750%, Due 11/4/2026, Term Loan, (1-mo. LIBOR + 3.750%)	248,127	247,330
Zacapa LLC, 4.769%, Due 7/2/2025, 2018 1st Lien Term Loan B, (6-mo. LIBOR + 4.500%)	236,977	234,757

		1,274,185

Total Communications		1,973,426

Consumer, Cyclical - 8.47%
Airlines - 1.25%
Delta Air Lines, Inc., 4.750%, Due 10/20/2027, 2020 1st Lien Term Loan B, (3-mo. LIBOR + 3.750%)	250,000	251,652

Entertainment - 1.11%
Penn National Gaming, Inc., 3.750%, Due 10/19/2023, 2017 Term Loan A, (1-mo. LIBOR + 3.000%)	228,125	223,563

Leisure Time - 2.44%
Alterra Mountain Co., 5.500%, Due 8/1/2026, 2020 Term Loan B, (1-mo. LIBOR + 4.500%)	497,500	491,281

Lodging - 1.20%
Caesars Resort Collection LLC, 4.647% - 4.772%, Due 7/21/2025, 2020 Term Loan B1, (1-mo. LIBOR + 4.500%, 3-mo. LIBOR + 4.500%)	250,000	241,598

Retail - 2.47%
PetSmart, Inc., 4.500%, Due 3/11/2022, Consenting Term Loan, (6-mo. LIBOR + 3.500%)	500,000	498,480

Total Consumer, Cyclical		1,706,574

Consumer, Non-Cyclical - 6.78%
Commercial Services - 1.94%
Garda World Security Corp., 4.900%, Due 10/30/2026, 2019 1st Lien Term Loan B, (1-mo. LIBOR + 4.750%)	147,459	146,316

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2020 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONSA - 45.43% (continued)
Consumer, Non-Cyclical - 6.78% (continued)
Commercial Services - 1.94% (continued)
Guidehouse LLP, 4.647%, Due 5/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.500%)	$247,468	$244,840

		391,156

Food - 1.23%
Shearer’s Foods, Inc, Due 9/23/2027, 2020 Term Loan BB	250,000	247,970

Health Care - Services - 1.21%
Global Medical Response, Inc., Due 9/24/2025, 2020 Term Loan BB	250,000	244,140

Pharmaceuticals - 2.40%
Endo Luxembourg Finance Co. SARL, 5.000%, Due 4/29/2024, 2017 Term Loan B, (3-mo. LIBOR + 4.250%)	248,715	236,279
Milano Acquisition Corp., Due 8/13/2027, 2020 Term LoanB	250,000	246,875

		483,154

Total Consumer, Non-Cyclical		1,366,420

Financial - 8.63%
Diversified Financial Services - 2.46%
Deerfield Dakota Holding LLC, 4.750%, Due 4/9/2027, 2020 USD Term Loan B, (1-mo. LIBOR + 3.750%)	249,375	247,557
GT Polaris, Inc., 5.000%, Due 8/4/2027, Term Loan B, (3-mo. LIBOR + 4.000%)	250,000	247,890

		495,447

Insurance - 6.17%
AssuredPartners Capital, Inc., 5.500%, Due 2/12/2027, 2020 Incremental Term Loan B, (1-mo. LIBOR + 4.500%)	497,500	495,221
Asurion LLC, 6.647%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	469,697	469,796
Sedgwick Claims Management Services, Inc.,
4.147%, Due 9/3/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	246,875	242,903
5.250%, Due 9/3/2026, 2020 Term Loan B3, (1-mo. LIBOR + 4.250%)	37,220	36,894

		1,244,814

Total Financial		1,740,261

Industrial - 3.17%
Aerospace/Defense - 0.77%
Bleriot US Bidco, Inc.,
4.970%, Due 10/31/2026, Term Loan, (3-mo. LIBOR + 4.750%)	21,123	20,947
4.970%, Due 10/31/2026, Term Loan B, (3-mo. LIBOR + 4.750%)	135,185	134,059

		155,006

Engineering & Construction - 1.17%
DG Investment Intermediate Holdings, Inc., 4.500%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	246,875	236,538

Packaging & Containers - 1.23%
Graham Packaging Company, Inc., 4.500%, Due 8/4/2027, Term Loan, (1-mo. LIBOR + 3.750%)	250,000	248,230

Total Industrial		639,774

Technology - 4.93%
Software - 4.93%
Ivanti Software, Inc., Due 1/20/2024, 2017 Term Loan BB	250,000	248,020

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2020 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONSA - 45.43% (continued)
Technology - 4.93% (continued)
Software - 4.93% (continued)
MA FinanceCo. LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)	$500,000	$496,665
Ultimate Software Group, Inc., 4.750%, Due 5/4/2026, 2020 Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	250,000	249,095

		993,780

Total Technology		993,780

Utilities - 2.42%
Electric - 2.42%
Pacific Gas & Electric Co., 5.500%, Due 6/23/2025, 2020 Exit Term Loan B, (3-mo. LIBOR + 4.500%)	498,750	487,942

Total Bank Loan Obligations (Cost $9,103,905)		9,157,552

CORPORATE OBLIGATIONS - 51.79%
Basic Materials - 2.60%
Chemicals - 1.54%
WR Grace & Co-Conn, 4.875%, Due 6/15/2027E	300,000	309,810

Mining - 1.06%
Arconic Corp., 6.000%, Due 5/15/2025E	200,000	213,585

Total Basic Materials		523,395

Communications - 6.29%
Media - 4.78%
CCO Holdings LLC / CCO Holdings Capital Corp.,
4.500%, Due 8/15/2030E	400,000	420,018
4.250%, Due 2/1/2031E	34,000	35,240
CSC Holdings LLC,
4.125%, Due 12/1/2030E	237,000	241,562
3.375%, Due 2/15/2031E	276,000	267,237

		964,057

Telecommunications - 1.51%
Level 3 Financing, Inc., 4.250%, Due 7/1/2028E	300,000	304,596

Total Communications		1,268,653

Consumer, Cyclical - 15.51%
Airlines - 2.08%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027E	403,000	419,624

Entertainment - 4.36%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.750%, Due 7/1/2025E	32,000	33,000
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, Due 5/1/2025E	400,000	412,000
Churchill Downs, Inc., 5.500%, Due 4/1/2027E	300,000	313,140
Live Nation Entertainment, Inc., 6.500%, Due 5/15/2027E	112,000	120,875

		879,015

Lodging - 1.48%
Marriott Ownership Resorts, Inc., 6.125%, Due 9/15/2025E	289,000	297,670

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2020 (Unaudited)

	Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 51.79% (continued)
Consumer, Cyclical - 15.51% (continued)
Retail - 7.59%
Asbury Automotive Group, Inc.,
4.500%, Due 3/1/2028E	$185,000	$186,156
4.750%, Due 3/1/2030E	487,000	490,652
Beacon Roofing Supply, Inc., 4.500%, Due 11/15/2026E	96,000	98,880
Group 1 Automotive, Inc., 4.000%, Due 8/15/2028E	221,000	217,133
Lithia Motors, Inc.,
5.250%, Due 8/1/2025E	96,000	98,640
4.625%, Due 12/15/2027E	223,000	230,247
4.375%, Due 1/15/2031E	208,000	208,350

		1,530,058

Total Consumer, Cyclical		3,126,367

Consumer, Non-Cyclical - 10.86%
Commercial Services - 0.30%
Brink’s Co., 5.500%, Due 7/15/2025E	21,000	21,893
Gartner, Inc., 4.500%, Due 7/1/2028E	36,000	37,845

		59,738

Food - 1.08%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, Due 1/15/2030E	200,000	217,694

Health Care - Products - 1.69%
Hologic, Inc., 3.250%, Due 2/15/2029E	339,000	341,119

Health Care - Services - 5.72%
Centene Corp., 3.000%, Due 10/15/2030	433,000	441,747
DaVita, Inc., 3.750%, Due 2/15/2031E	250,000	240,887
Encompass Health Corp.,
4.500%, Due 2/1/2028	38,000	38,190
4.750%, Due 2/1/2030	262,000	265,809
4.625%, Due 4/1/2031	165,000	165,525

		1,152,158

Household Products/Wares - 2.07%
Prestige Brands, Inc., 5.125%, Due 1/15/2028E	200,000	206,500
Spectrum Brands, Inc., 5.500%, Due 7/15/2030E	200,000	211,000

		417,500

Total Consumer, Non-Cyclical		2,188,209

Energy - 1.63%
Energy - Alternate Sources - 1.63%
TerraForm Power Operating LLC, 5.000%, Due 1/31/2028E	300,000	328,403

Financial - 1.60%
REITS - 1.60%
HAT Holdings I LLC / HAT Holdings II LLC,
6.000%, Due 4/15/2025E	126,000	134,228
3.750%, Due 9/15/2030E	187,000	187,467

		321,695

Total Financial		321,695

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2020 (Unaudited)

		Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 51.79% (continued)
Industrial - 6.65%
Aerospace/Defense - 2.07%
TransDigm, Inc., 6.250%, Due 3/15/2026E		$400,000	$417,718

Building Materials - 1.62%
Standard Industries, Inc.,
5.000%, Due 2/15/2027E		27,000	28,080
4.375%, Due 7/15/2030E		291,000	298,352

			326,432

Electrical Components & Equipment - 0.39%
Energizer Holdings, Inc.,
6.375%, Due 7/15/2026E		62,000	66,662
4.750%, Due 6/15/2028E		11,000	11,384

			78,046

Electronics - 2.57%
Itron, Inc., 5.000%, Due 1/15/2026E		300,000	307,500
Sensata Technology, Inc., 4.375%, Due 2/15/2030E		200,000	210,000

			517,500

Total Industrial			1,339,696

Technology - 5.79%
Computers - 2.40%
Booz Allen Hamilton, Inc., 3.875%, Due 9/1/2028E		174,000	178,620
Science Applications International Corp., 4.875%, Due 4/1/2028E		300,000	304,587

			483,207

Semiconductors - 0.87%
Qorvo, Inc., 3.375%, Due 4/1/2031E		173,000	175,811

Software - 2.52%
BY Crown Parent LLC / BY Bond Finance, Inc., 4.250%, Due 1/31/2026E		500,000	509,062

Total Technology			1,168,080

Utilities - 0.86%
Electric - 0.86%
Clearway Energy Operating LLC, 4.750%, Due 3/15/2028E		18,000	18,585
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 4.500%, Due 8/15/2028E		150,000	155,625

			174,210

Total Utilities			174,210

Total Corporate Obligations (Cost $10,130,479)			10,438,708

FOREIGN CORPORATE OBLIGATIONS - 6.36%
Communications - 1.27%
Media - 1.27%
Virgin Media Secured Finance PLC, 4.500%, Due 8/15/2030E		250,000	256,860

Consumer, Cyclical - 2.20%
Retail - 2.20%
eG Global Finance PLC,
6.250%, Due 10/30/2025F	EUR	200,000	233,435

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2020 (Unaudited)

	Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 6.36% (continued)
Consumer, Cyclical - 2.20% (continued)
Retail - 2.20% (continued)
eG Global Finance PLC (continued)
8.500%, Due 10/30/2025E	$200,000	$210,500

		443,935

Total Consumer, Cyclical		443,935

Consumer, Non-Cyclical - 1.50%
Commercial Services - 1.50%
Garda World Security Corp., 4.625%, Due 2/15/2027E	300,000	301,500

Industrial - 1.39%
Environmental Control - 1.39%
GFL Environmental, Inc., 3.750%, Due 8/1/2025E	278,000	279,536

Total Foreign Corporate Obligations (Cost $1,259,209)		1,281,831

	Shares
SHORT-TERM INVESTMENTS - 5.63% (Cost $1,134,480)
Investment Companies - 5.63%
American Beacon U.S. Government Money Market Select Fund, 0.01%G H	1,134,480	1,134,480

TOTAL INVESTMENTS - 109.21% (Cost $21,628,073)		22,012,571
LIABILITIES, NET OF OTHER ASSETS - (9.21%)		(1,856,960)

TOTAL NET ASSETS - 100.00%		$20,155,611

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of September 30, 2020.
C

All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $62,633 or 0.31% of net assets. Of this amount, $62,633 relates to Intelsat Jackson Holdings S.A.

D	Fixed Rate.
E

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $10,575,833 or 52.47% of net assets. The Fund has no right to demand registration of these securities.

F

Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

G	The Fund is affiliated by having the same investment advisor.
H	7-day yield.

DIP - Debtor-in-possession.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

LLP - Limited Liability Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2020 (Unaudited)

Forward Foreign Currency Contracts Open on September 30, 2020:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	269,406	EUR	270,391	1/29/2021	SSB	$—	$(985)	$(985)

						$—	$(985)	$(985)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:

SSB	State Street Bank & Trust Co.

Currency Abbreviations:

EUR	Euro
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2020, the investments were classified as described below:

Apollo Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$—	$9,157,552	$—	$9,157,552
Corporate Obligations	—	10,438,708	—	10,438,708
Foreign Corporate Obligations	—	1,281,831	—	1,281,831
Short-Term Investments	1,134,480	—	—	1,134,480

Total Investments in Securities - Assets	$1,134,480	$20,878,091	$—	$22,012,571

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$—	$(985)	$—	$(985)

Total Financial Derivative Instruments - Liabilities	$—	$(985)	$—	$(985)

(1)	Unfunded loan commitments represent $62,633 at period end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended September 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Organization

The American Beacon Apollo Total Return Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below).

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 for Y Class and $2,500 for T Class, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The Fund’s investment objective seeks to generate attractive risk-adjusted total returns using a multi-sector approach to fixed income value investing. The Fund seeks to achieve its investment objective by investing in U.S. corporate credit, global corporate credit, structured credit, and real estate credit. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedule of Investments

September 30, 2020 (Unaudited)

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. If the Fund borrowed 20% of its total assets, that would represent 25% of its net assets. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $50 million but may engage in borrowings before Fund assets reach this level.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.
Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Cost of Investments for Federal Income Tax Purposes

As of September 30, 2020, the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Apollo Total Return	$21,628,073	$433,822	$(49,324)	$384,498

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2020, the Fund did not have any capital loss carryforwards.

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-PORT Part F was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN BEACON APOLLO TOTAL RETURN FUND

By:

/s/Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: November 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: November 25, 2020

By:

/s/Melinda G. Heika
Melinda G. Heika
Treasurer

Date: November 25, 2020